Exhibit 10.2

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 60

to

Purchase Agreement No. 1951

(the Agreement)

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of November 7, 2012 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

WHEREAS, Customer is ***

WHEREAS, Customer and Boeing agree to reschedule one (1) 737-900ER aircraft as follows:

Current Delivery Month	Revised Delivery Month	Serial Number
August 2013	July 2013	31649

WHEREAS, Customer and Boeing have agreed to reschedule one (1) 737-900ER aircraft as follows:

Current Delivery Month	Revised Delivery Month	Serial Number
October 2012	September 2012	37199*

*	Notwithstanding the rescheduled delivery month of this aircraft, ***

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 60.

P.A. 1951
CAL	SA 60- 1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 60 to

Purchase Agreement No. 1951

***	Remove and replace, in its entirety, page T-6-1, page T-6-2 and page T-6-3 to Table 1 to reflect: a) the revised delivery month for two (2) 737-900ER aircraft bearing serial numbers 31649 and 37199, and ***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

1.3 Add Letter Agreement CAL-PA-1951-LA-1210098, “Aircraft Acceleration from October 2012 to September 2012”, attached hereto.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	CONTINENTAL AIRLINES, INC.

/s/ ***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

P.A. 1951
CAL	SA 60-2

		Page Number	SA Number
ARTICLES

1.	Subject Matter of Sale	1-1	SA 39

2.	Delivery, Title and Risk of Loss	2-1

3.	Price of Aircraft	3-1	SA 39

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA 39

8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA 39

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1	SA 39

15.	Miscellaneous	15-1

P.A. 1951		SA 60
N/CAL	i

		Page Number	SA Number
TABLES
1.	Aircraft Deliveries and Descriptions - 737-500	T-1	SA 3

	Aircraft Deliveries and Descriptions - 737-700	T-2	SA 57

	Aircraft Deliveries and Descriptions - 737-800	T-3	SA 55

	Aircraft Deliveries and Descriptions - 737-600	T-4	SA 4

	Aircraft Deliveries and Descriptions - 737-900	T-5	SA 39

	Aircraft Deliveries and Descriptions - 737-900ER	T-6	SA 60

EXHIBITS

A-1	Aircraft Configuration - Model 737-724 (Aircraft delivering through July 2004)		SA 26

A-1.1	Aircraft Configuration - Model 737-724 (Aircraft delivering on or after August 2004)		SA 46

A-2	Aircraft Configuration - Model 737-824 (Aircraft delivering through July 2004)		SA 26

A-2.1	Aircraft Configuration - Model 737-824 (Aircraft delivering August 2004 through December 2007)		SA 41

A-2.2	Aircraft Configuration - Model 737-824 (Aircraft delivering January 2008 through July 2008)		SA 45

A-2.3	Aircraft Configuration - Model 737-824 (Aircraft scheduled to deliver between August 2008 and October 2010)		SA 50

P.A. 1951		SA 60
N/CAL	ii

EXHIBITS (continued)		SA Number

A-2.4	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver in or after November 2010)	SA 50

A-3	Aircraft Configuration - Model 737-624	SA 1

A-4	Aircraft Configuration - Model 737-524	SA 3

A-5	Aircraft Configuration - Model 737-924 (Aircraft delivering through July 2004)	SA 26

A-6	Aircraft Configuration - Model 737-924ER (Aircraft delivering January 2008 through December 2008)	SA 45

A-6.1	Aircraft Configuration - Model 737-924ER (Aircraft delivering during or after January 2009 and before December 2010)	SA 53

A-6.2	Aircraft Configuration - Model 737-924ER (Aircraft delivering during or after January 2011)	SA 53

B	Product Assurance Document	SA 1

C	Customer Support Document - Code Two - Major Model Differences	SA 1

C1	Customer Support Document - Code Three - Minor Model Differences	SA 39

D	Aircraft Price Adjustments - New Generation Aircraft (1995 Base Price - Aircraft delivering through July 2004)	SA 1

D1	Airframe and Engine Price Adjustments - Current Generation Aircraft	SA 1

D2	Aircraft Price Adjustments - New Generation Aircraft (1997 Base Price - Aircraft delivering through July 2004)	SA 5

P.A. 1951		SA 60
N/CAL	iii

EXHIBITS (continued)		SA Number

D3	Aircraft Price Adjustments - New Generation Aircraft (July 2003 Base Price - Aircraft delivering through December 2007)	SA 41

D4	Escalation Adjustment - Airframe and Optional Features (Aircraft delivering in or after January 2008)	SA 41

E	Buyer Furnished Equipment Provisions Document	SA 39

F	Defined Terms Document	SA 5

LETTER AGREEMENTS

1951-1	Not Used

1951-2R4	Seller Purchased Equipment	SA 39

1951-3R22	Option Aircraft-Model 737-824 Aircraft	SA 38

1951-4R1	Waiver of Aircraft Demonstration	SA 1

1951-5R3	Promotional Support - New Generation Aircraft	SA 48

1951-6	Configuration Matters

1951-7R1	Spares Initial Provisioning	SA 1

1951-8R2	Escalation Sharing - New Generation Aircraft	SA 4

1951-9R20	Option Aircraft-Model 737-724 Aircraft	SA 58

1951-11R1	Escalation Sharing-Current Generation Aircraft	SA 4

1951-12R7	Option Aircraft - Model 737-924 Aircraft	SA 32

P.A. 1951		SA 60
N/CAL	iv

LETTER AGREEMENTS (continued)		SA Number

1951-13	Configuration Matters - Model 737-924	SA 5

1951-14	Installation of Cabin Systems Equipment 737-924	SA 22

1951-15	Configuration Matters - Model 737-924ER	SA 39

RESTRICTED LETTER AGREEMENTS		SA Number

6-1162-MMF-295	Performance Guarantees - Model 737-724 Aircraft

6-1162-MMF-296	Performance Guarantees - Model 737-824 Aircraft

6-1162-MMF-308R4	Disclosure of Confidential Information	SA 39

6-1162-MMF-309R1	***	SA 1

6-1162-MMF-311R8	***	SA 59

6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA 1

6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1	Performance Guarantees - Model 737-524 Aircraft	SA 3

6-1162-GOC-015R1	***	SA 31

6-1162-GOC-131R12	Special Matters	SA 59

P.A. 1951		SA 60
N/CAL	v

RESTRICTED LETTER AGREEMENTS (continued)		SA Number

6-1162-DMH-365	Performance Guarantees - Model 737-924 Aircraft	SA 5

6-1162-DMH-624	***	SA 8

6-1162-DMH-680	Delivery Delay Resolution Program	SA 9

6-1162-DMH-1020	***	SA 14

6-1162-DMH-1035	***	SA 15

6-1162-DMH-1054	***	SA 16

6-1162-CHL-048	Rescheduled Aircraft Agreement	SA 26

6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA 30

6-1162-MSA-768	Performance Guarantees - Model 737-924ER Aircraft (Aircraft delivering prior to May 2012)	SA 57

6-1162-SEE-0361	Performance Guarantees - Model 737-924ER Aircraft (Aircraft delivering May 2012 and on)	SA 57

6-1162-SEE-133	***	SA 46

6-1162-SEE-0176R4	Record Option Proposals	SA 48

6-1162-SEE-0187	Passenger Service Unit Resolution	SA 50

6-1162-SEE-0225R1	Use of Aircraft *** and Abuse Takeoff Testing	SA 50

6-1162-SEE-0263	Use of Aircraft - 737NG Performance Improvement Package Testing	SA 50

P.A. 1951		SA 60
N/CAL	vi

RESTRICTED LETTER AGREEMENTS (continued)		SA Number

6-1162-RCN-1888	Use of Aircraft - Boeing 747-800 and 787 Flight Test Training	SA 53

6-1162-RCN-1890	Use of Aircraft for Testing	SA 57

6-1162-SEE-0326	Model 737 - Koito Seat Resolution	SA 56

CAL-PA-1951-LA -1208066	Aircraft Performance Guarantees - Model 737-924ER Aircraft ***	SA 59

CAL-PA-1951-LA -1209037	***	SA 59

CAL-PA-1951-LA -1209110	Privileged and Confidential Matters	SA 59

CAL-PA-1951-LA -1210098	Aircraft Acceleration from October 2012 to September 2012	SA 60

P.A. 1951		SA 60
N/CAL	vii

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	October 10, 1996

Supplemental Agreement No. 2	March 5, 1997

Supplemental Agreement No. 3	July 17, 1997

Supplemental Agreement No. 4	October 10, 1997

Supplemental Agreement No. 5	May 21, 1998

Supplemental Agreement No. 6	July 30, 1998

Supplemental Agreement No. 7	November 12, 1998

Supplemental Agreement No. 8	December 7, 1998

Supplemental Agreement No. 9	February 18, 1999

Supplemental Agreement No. 10	March 19, 1999

Supplemental Agreement No. 11	May 14, 1999

Supplemental Agreement No. 12	July 2, 1999

Supplemental Agreement No. 13	October 13, 1999

Supplemental Agreement No. 14	December 13, 1999

Supplemental Agreement No. 15	January 13, 2000

Supplemental Agreement No. 16	March 17, 2000

Supplemental Agreement No. 17	May 16, 2000

Supplemental Agreement No. 18	September 11, 2000

Supplemental Agreement No. 19	October 31, 2000

Supplemental Agreement No. 20	December 21, 2000

Supplemental Agreement No. 21	March 30, 2001

P.A. 1951		SA 60
N/CAL	viii

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 22	May 23, 2001

Supplemental Agreement No. 23	June 29, 2001

Supplemental Agreement No. 24	August 31, 2001

Supplemental Agreement No. 25	December 31, 2001

Supplemental Agreement No. 26	March 29, 2002

Supplemental Agreement No. 27	November 6, 2002

Supplemental Agreement No. 28	April 1, 2003

Supplemental Agreement No. 29	August 19, 2003

Supplemental Agreement No. 30	November 4, 2003

Supplemental Agreement No. 31	August 20, 2004

Supplemental Agreement No. 32	December 29, 2004

Supplemental Agreement No. 33	December 29, 2004

Supplemental Agreement No. 34	June 22, 2005

Supplemental Agreement No. 35	June 30, 2005

Supplemental Agreement No. 36	July 21, 2005

Supplemental Agreement No. 37	March 30, 2006

Supplemental Agreement No. 38	June 6, 2006

Supplemental Agreement No. 39	August 3, 2006

Supplemental Agreement No. 40	December 5, 2006

Supplemental Agreement No. 41	June 1, 2007

Supplemental Agreement No. 42	June 13, 2007

Supplemental Agreement No. 43	July 18, 2007

P.A. 1951		SA 60
N/CAL	ix

Supplemental Agreement No. 44	December 7, 2007

Supplemental Agreement No. 45	February 20, 2008

Supplemental Agreement No. 46	June 25, 2008

Supplemental Agreement No. 47	October 30, 2008

Supplemental Agreement No. 48	January 29, 2009

Supplemental Agreement No. 49	May 1, 2009

Supplemental Agreement No. 50	July 23, 2009

Supplemental Agreement No. 51	August 5, 2009

Supplemental Agreement No. 52	August 31, 2009

Supplemental Agreement No. 53	December 23, 2009

Supplemental Agreement No. 54	March 1, 2010

Supplemental Agreement No. 55	March 31, 2010

Supplemental Agreement No. 56	August 12, 2010

Supplemental Agreement No. 57	March 2, 2011

Supplemental Agreement No. 58	January 6, 2012

Supplemental Agreement No. 59	July 12, 2012

Supplemental Agreement No. 60	November 7, 2012

P.A. 1951		SA 60
N/CAL	x

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

Airframe Model/MTOW:	737-900ER		***	Detail Specification:	***
Engine Model/Thrust:	CFM56-7B***		***	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

***		$	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number		Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/ Mos. Prior to Delivery):
							***%		***%		***%		***%
***	***	***	***	*	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

CAL	T-6-1	SA 60
Boeing / Continental Airlines, Inc. Proprietary

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number		Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/ Mos. Prior to Delivery):
							***%		***%		***%		***%
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

CAL	T-6-2	SA 60
Boeing / Continental Airlines, Inc. Proprietary

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number		Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/ Mos. Prior to Delivery):
							***%		***%		***%		***%
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Total:	43

***

CAL	T-6-3	SA 60
Boeing / Continental Airlines, Inc. Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CAL-PA-1951-LA-1210098

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Aircraft Acceleration from October 2012 to September 2012

Reference:	Purchase Agreement No. PA-1951 (Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer agree to reschedule the contract delivery month of the following Aircraft:

Current Delivery Month	Revised Delivery Month	Serial Number
October 2012	September 2012	37199

***

The terms of this Letter Agreement will supersede the corresponding terms of the Purchase Agreement. Boeing and Customer will execute a supplemental agreement to the Purchase Agreement as soon as reasonably practicable after the execution of this Letter Agreement. The execution of the supplemental agreement is to facilitate contract administration and is not a condition to the effectiveness of his Letter Agreement. In the event of any conflict between the terms and conditions of this Letter Agreement and the supplemental agreement, the terms and conditions of this Letter Agreement shall control.

CAL-PA-1951-LA-13210098
Aircraft Acceleration – October 2012 to September 2012	Page 1
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 25, 2012

Continental Airlines, Inc.

By	/s/ Ron Baur

Its	VP Fleet

CAL-PA-1951-LA-1210098
Aircraft Acceleration – October 2012 to September 2012	Page 2
BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY